UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22801 St. Clair Avenue

Cleveland, Ohio 44117

(Address of principal executive offices, with zip code)

(216) 481-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 27, 2018 (the “Closing Date”), Lincoln Electric Holdings, Inc. (the “Company”), together with The Lincoln Electric Company, Lincoln Electric International Holding Company, J.W. Harris Co., Inc., Lincoln Global, Inc., Techalloy, Inc. and Wayne Trail Technologies, Inc. (collectively, the “Obligors”), entered into seven separate Uncommitted Master Note Facilities (collectively, the “Shelf Agreements”) providing for uncommitted facilities for the issuance and sale of senior notes, at either fixed or floating rates, to the following investors and/or one or more of their affiliates or related funds up to the following aggregate principal amounts:

(1) MetLife Investment Advisors, LLC (“MetLife”) - $150,000,000;

(2) Voya Retirement Insurance and Annuity Company (“Voya”) - $50,000,000;

(3) State Farm Life Insurance Company (“State Farm”) - $150,000,000;

(4) AIG Asset Management (U.S.), LLC (“AIG”) - $150,000,000;

(5) John Hancock Life Insurance Company (U.S.A.) (“John Hancock”) - $150,000,000;

(6) Thrivent Financial for Lutherans (“Thrivent”) - $40,000,000; and

(7) Allianz Life Insurance Company of North America (“Allianz”) - $100,000,000.

Each Shelf Agreement contains customary representations and warranties by the Company, certain of which include materiality, material adverse effect and knowledge qualifiers. Each Shelf Agreement also contains covenants that may restrict or limit the Obligors’ activities, including, but not limited to, restrictions on the Obligors’ ability to grant liens and other encumbrances and limitations on mergers, consolidations, asset dispositions, distributions and transactions with affiliates, as well as various financial covenants and other covenants customary for financings of this type. Each Shelf Agreement contains various Events of Default (as defined in the applicable Shelf Agreement), including, but not limited to, payment defaults, breaches of representations and warranties, noncompliance with covenants and bankruptcy related events. Under each Shelf Agreement, if an Event of Default occurs and is continuing, the Required Holders (as defined in the applicable Shelf Agreement) may accelerate the payment of the relevant issued Notes (as defined in the applicable Shelf Agreement) together with accrued and unpaid interest and a make-whole amount. Acceleration will occur automatically if there is a bankruptcy or insolvency default.

MetLife, Voya, State Farm, AIG, Thrivent and Allianz and/or one or more of their affiliates or related funds are purchasers under the following existing note purchase agreements with the Obligors: (1) that certain Note Purchase Agreement, dated as of April 1, 2015 (the “2015 NPA”), and (2) that certain Note Purchase Agreement, dated as of October 20, 2016. John Hancock and/or one or more of its affiliates or related funds are purchasers under the 2015 NPA.

The foregoing summary of each Shelf Agreement is qualified in its entirety by reference to the full text of such Shelf Agreement, which Shelf Agreements are filed as Exhibits 10.1 through 10.7 hereto and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Uncommitted Master Note Facility, dated as of November 27, 2018, by and among Lincoln Electric Holdings, Inc., The Lincoln Electric Company, Lincoln Electric International Holding Company, J.W. Harris Co., Inc., Lincoln Global, Inc., Techalloy, Inc., Wayne Trail Technologies, Inc., MetLife Investment Advisors, LLC and/or one or more of its affiliates or related funds, as purchasers thereunder.

10.2	Uncommitted Master Note Facility, dated as of November 27, 2018, by and among Lincoln Electric Holdings, Inc., The Lincoln Electric Company, Lincoln Electric International Holding Company, J.W. Harris Co., Inc., Lincoln Global, Inc., Techalloy, Inc., Wayne Trail Technologies, Inc., Voya Retirement Insurance and Annuity Company and/or one or more of its affiliates or related funds, as purchasers thereunder.

10.3	Uncommitted Master Note Facility, dated as of November 27, 2018, by and among Lincoln Electric Holdings, Inc., The Lincoln Electric Company, Lincoln Electric International Holding Company, J.W. Harris Co., Inc., Lincoln Global, Inc., Techalloy, Inc., Wayne Trail Technologies, Inc., State Farm Life Insurance Company and/or one or more of its affiliates or related funds, as purchasers thereunder.

10.4	Uncommitted Master Note Facility, dated as of November 27, 2018, by and among Lincoln Electric Holdings, Inc., The Lincoln Electric Company, Lincoln Electric International Holding Company, J.W. Harris Co., Inc., Lincoln Global, Inc., Techalloy, Inc., Wayne Trail Technologies, Inc., AIG Asset Management (U.S.), LLC and/or one or more of its affiliates or related funds, as purchasers thereunder.

10.5	Uncommitted Master Note Facility, dated as of November 27, 2018, by and among Lincoln Electric Holdings, Inc., The Lincoln Electric Company, Lincoln Electric International Holding Company, J.W. Harris Co., Inc., Lincoln Global, Inc., Techalloy, Inc., Wayne Trail Technologies, Inc., John Hancock Life Insurance Company (U.S.A.) and/or one or more of its affiliates or related funds, as purchasers thereunder.

10.6	Uncommitted Master Note Facility, dated as of November 27, 2018, by and among Lincoln Electric Holdings, Inc., The Lincoln Electric Company, Lincoln Electric International Holding Company, J.W. Harris Co., Inc., Lincoln Global, Inc., Techalloy, Inc., Wayne Trail Technologies, Inc., Thrivent Financial for Lutherans and/or one or more of its affiliates or related funds, as purchasers thereunder.

10.7	Uncommitted Master Note Facility, dated as of November 27, 2018, by and among Lincoln Electric Holdings, Inc., The Lincoln Electric Company, Lincoln Electric International Holding Company, J.W. Harris Co., Inc., Lincoln Global, Inc., Techalloy, Inc., Wayne Trail Technologies, Inc., Allianz Life Insurance Company of North America and/or one or more of its affiliates or related funds, as purchasers thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: November 29, 2018	By:	/s/ Vincent K. Petrella
Vincent K. Petrella
Executive Vice President, Chief Financial Officer and Treasurer